Debt	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Debt [Abstract]
DEBT

NOTE 4:    DEBT

	February 26, 2012	November 27, 2011

	(Dollars in thousands)
Long-term debt
Secured:
Senior revolving credit facility	$100,000	$100,000
Unsecured:
Senior term loan due 2014	324,127	324,032
8.875% senior notes due 2016	350,000	350,000
4.25% Yen-denominated Eurobonds due 2016	113,971	118,243
7.75% Euro senior notes due 2018	401,160	400,350
7.625% senior notes due 2020	525,000	525,000

Total unsecured	1,714,258	1,717,625

Total long-term debt	$1,814,258	$1,817,625

Short-term debt
Senior revolving credit facility	$40,000	$100,000
Short-term borrowings	74,075	54,747

Total short-term debt	$114,075	$154,747

Total long-term and short-term debt	$1,928,333	$1,972,372

Senior Revolving Credit Facility

The Company’s unused availability under its senior secured revolving credit facility was $554.6 million at February 26, 2012, as the Company’s total availability of $636.9 million was reduced by $82.3 million of letters of credit and other credit usage allocated under the facility.

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during the three months ended February 26, 2012, was 6.99% as compared to 6.84% in the same period of 2011.

NOTE 6:     DEBT

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Long-term debt
Secured:
Senior revolving credit facility	$100,000	$108,250
Unsecured:
Senior term loan due 2014	324,032	323,676
8.875% senior notes due 2016	350,000	350,000
4.25% Yen-denominated Eurobonds due 2016	118,243	109,062
7.75% Euro senior notes due 2018	400,350	400,740
7.625% senior notes due 2020	525,000	525,000

Total unsecured	1,717,625	1,708,478

Total long-term debt	$1,817,625	$1,816,728

Short-term debt
Senior revolving credit facility	$100,000	$—
Short-term borrowings	54,747	46,418

Total short-term debt	$154,747	$46,418

Total long-term and short-term debt	$1,972,372	$1,863,146

Senior Revolving Credit Facility

On September 30, 2011, the Company entered into a credit agreement for a new senior secured revolving credit facility. The credit agreement provides for an asset-based facility, in which the borrowing availability is primarily based on the value of the U.S. Levi’s ® trademarks and the levels of accounts receivable and inventory in the United States and Canada, as further described below.

Availability, interest and maturity.    The maximum availability under the credit agreement is $850.0 million, of which $800.0 million is available to the Company for revolving loans in U.S. Dollars and $50.0 million is available to the Company for revolving loans either in U.S. Dollars or Canadian Dollars. Subject to the level of this borrowing base, the Company may make and repay borrowings from time to time until the maturity of the credit agreement. The Company may make voluntary prepayments of borrowings at any time and must make mandatory prepayments if certain events occur. Borrowings under the credit agreement will bear an interest rate of LIBOR plus 150 to 275 basis points, depending on borrowing base availability, and undrawn availability bears a rate of 37.5 to 50 basis points. The credit agreement has a maturity date of September 30, 2016, which may be accelerated to December 26, 2013, if the senior unsecured term loan due 2014 is still outstanding on that date and the Company has not met other conditions set forth in the credit agreement. Upon the maturity date, all of the obligations outstanding under the credit agreement become due.

The Company’s unused availability under its senior secured revolving credit facility was $494.7 million at November 27, 2011, as the Company’s total availability of $577.8 million, based on the collateral levels discussed above, was reduced by $83.1 million of letters of credit and other credit usage allocated under the facility. The $83.1 million was comprised of $17.6 million of other credit usage and $65.5 million of stand-by letters of credit with various international banks which serve as guarantees to cover U.S. workers’ compensation claims and the working capital requirements for certain subsidiaries, primarily India.

Guarantees and security.    The Company’s obligations under the credit agreement are guaranteed by its domestic subsidiaries. The obligations under the agreement are secured by, among other domestic assets, certain U.S. trademarks associated with the Levi’s® brand and accounts receivable, goods and inventory in the United States. Additionally, the obligations of Levi Strauss & Co. (Canada) Inc. under the credit agreement are secured by Canadian accounts receivable, goods, inventory and other Canadian assets. The lien on the U.S. Levi’s® trademarks and related intellectual property may be released at the Company’s discretion so long as it meets certain conditions; such release would reduce the borrowing base.

Covenants.    The credit agreement contains customary covenants restricting the Company’s activities as well as those of the Company’s subsidiaries, including limitations on the ability to sell assets; engage in mergers; enter into transactions involving related parties or derivatives; incur or prepay indebtedness or grant liens or negative pledges on the Company’s assets; make loans or other investments; pay dividends or repurchase stock or other securities; guaranty third-party obligations; and make changes in the Company’s corporate structure. There are exceptions to these covenants, and some are only applicable when unused availability falls below specified thresholds. In addition, the credit agreement includes, as a financial covenant, a springing fixed charge coverage ratio of 1.0:1.0, which arises when availability falls below a specified threshold.

Events of default.    The credit agreement contains customary events of default, including payment failures; failure to comply with covenants; failure to satisfy other obligations under the credit agreements or related documents; defaults in respect of other indebtedness; bankruptcy, insolvency and inability to pay debts when due; material judgments; pension plan terminations or specified underfunding; substantial stock ownership changes; and specified changes in the composition of the Company’s board of directors. The cross-default provisions in the agreement apply if a default occurs on other indebtedness in excess of $50.0 million and the applicable grace period in respect of the indebtedness has expired, such that the lenders of or trustee for the defaulted indebtedness have the right to accelerate. If an event of default occurs under the credit agreement, the lenders may terminate their commitments, declare immediately payable all borrowings under the agreement and foreclose on the collateral.

Use of proceeds.    In connection with the new senior secured revolving credit facility, the Company terminated the previous amended and restated senior secured revolving credit facility. Borrowings outstanding under the previous facility were refinanced into the new senior secured revolving credit facility.

Euro Notes due 2013

On March 11, 2005, the Company issued €150.0 million in notes to qualified institutional buyers (the “Euro Notes due 2013”). The Euro Notes due 2013 were unsecured obligations that ranked equally with all of the Company’s other existing and future unsecured and unsubordinated debt.

On March 17, 2006, the Company issued an additional €100.0 million in Euro Notes due 2013 to qualified institutional buyers. These notes had the same terms and are part of the same series as the €150.0 million aggregate principal amount of Euro Notes due 2013 the Company issued in March 2005, except that these notes were offered at a premium of 3.5%, or $4.2 million, which original issuance premium was amortized over the term of the notes while still outstanding.

The Company redeemed all of the outstanding Euro Notes due 2013 in May 2010, as described below.

Senior Term Loan due 2014

On March 27, 2007, the Company entered into a senior unsecured term loan agreement (the “Term Loan”). The Term Loan consists of a single borrowing of $325.0 million, net of a 0.75% discount to the lenders. The Term Loan matures on April 4, 2014, and bears interest at 2.25% over LIBOR or 1.25% over the base rate. The Term Loan could not have been prepaid during the first year but thereafter may be prepaid without premium or penalty.

Covenants.    The agreement governing the Term Loan contains covenants that limit the Company and its subsidiaries’ ability to incur additional debt; pay dividends or make other restricted payments; consummate specified asset sales; enter into transactions with affiliates; incur liens; impose restrictions on the ability of a subsidiary to pay dividends or make payments to the Company and its subsidiaries; merge or consolidate with any other person; and sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company’s assets or its subsidiaries’ assets. The Company and its subsidiaries would not be required to comply with certain of these covenants if the Term Loan receives and maintains an investment grade rating by both Standard and Poor’s and Moody’s and the Company and its subsidiaries are and remain in compliance with the agreement.

Asset sales.    The agreement governing the Term Loan provides that the Company’s asset sales must be at fair market value and the consideration must consist of at least 75% cash or cash equivalents or the assumption of liabilities. The Company would be required to use the net proceeds from the asset sale within 360 days after receipt either to repay bank debt, with an equivalent permanent reduction in the available commitment in the case of a repayment under the Company’s senior secured revolving credit facility, or to invest in additional assets in a business related to the Company’s business. To the extent proceeds not so used within the time period exceed $10.0 million, the Company would be required to make an offer to prepay the Term Loan plus accrued but unpaid interest, if any, to the date of prepayment.

Change in control.    If the Company experienced a change in control as defined in the agreement, then the Company is required under the agreement to make an offer to prepay the Term Loan at 101% of the principal amount plus accrued and unpaid interest, if any, to the date of prepayment.

Events of default.    The agreement contains customary events of default, including failure to pay principal, failure to pay interest after a 30-day grace period, failure to comply with the merger, consolidation and sale of property covenant, failure to comply with other covenants in the agreement for a period of 30 days after notice given to the Company, failure to satisfy certain judgments in excess of $25.0 million after a 30-day grace period, and certain events involving bankruptcy, insolvency or reorganization. The agreement also contains a cross-acceleration event of default that applies if debt of the Company or any restricted subsidiary in excess of $25.0 million is accelerated or is not paid when due at final maturity.

Use of proceeds — redemption of senior notes due 2012.    On April 4, 2007, the Company borrowed the maximum available of $322.6 million under the Term Loan and used the borrowings plus cash on hand of $66.4 million to redeem all of its then-outstanding $380.0 million floating rate senior notes due 2012 and to pay related redemption premiums, transaction fees and expenses, and accrued interest of $9.0 million.

Senior Notes due 2015

Principal, interest and maturity.    On December 22, 2004, the Company issued $450.0 million in notes to qualified institutional buyers (the “Senior Notes due 2015”). The Senior Notes due 2015 were unsecured obligations that ranked equally with all of the Company’s other existing and future unsecured and unsubordinated debt. During the third quarter of 2008, the Company repurchased $3.8 million of the Senior Notes due 2015 on the open market for a net gain of $0.2 million. The Company redeemed all of the remaining outstanding Senior Notes due 2015 in May 2010, as described below.

Senior Notes due 2016

Principal, interest and maturity.    On March 17, 2006, the Company issued $350.0 million in notes to qualified institutional buyers (the “Senior Notes due 2016”). The Senior Notes due 2016 are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. They are 10-year notes maturing on April 1, 2016, and bear interest at 8.875% per annum, payable semi-annually in arrears on April 1 and October 1. They were redeemable by the Company, in whole or in part, at any time prior to April 1, 2011, at a price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption and a “make-whole” premium. Starting on April 1, 2011, the Company may redeem all or any portion of the Senior Notes due 2016, at once or over time, at redemption prices specified in the indenture, after giving the required notice under the indenture. The Senior Notes due 2016 were offered at par. Costs representing underwriting fees and other expenses of $8.0 million are amortized over the term of the notes to interest expense.

The covenants, events of default, asset sale, change of control, and other terms of the Senior Notes due 2016 are comparable to those contained in the indentures governing the Company’s Term Loan described above, including the covenant suspension term that was in effect at November 27, 2011, and will remain in effect until such time as the Company obtains the required investment grade rating.

Exchange offer.    In July 2006, after a required exchange offer, all of the Senior Notes due 2016 were exchanged for new notes on identical terms, except that the new notes are registered under the Securities Act of 1933.

Use of proceeds — Prepayment of term loan.    In March 2006, the Company used the proceeds of the additional Euro Notes due 2013 and the Senior Notes due 2016 plus cash on hand to prepay the remaining balance of the existing Term Loan of $488.8 million.

Yen-denominated Eurobonds due 2016

In 1996, the Company issued ¥20 billion principal amount Eurobonds (equivalent to approximately $180.0 million at the time of issuance) due in November 2016, with interest payable at 4.25% per annum. The bond is redeemable at the option of the Company at a make-whole redemption price. The Company repurchased a portion of the Yen-denominated Eurobonds due 2016 in May 2010, as described below.

The agreement governing these bonds contains customary events of default and restricts the Company’s ability and the ability of its subsidiaries and future subsidiaries to incur liens; engage in sale and leaseback transactions and engage in mergers and sales of assets. The agreement contains a cross-acceleration event of default that applies if any of the Company’s debt in excess of $25.0 million is accelerated and the debt is not discharged or acceleration rescinded within 30 days after the Company’s receipt of a notice of default from the fiscal agent or from the holders of at least 25% of the principal amount of the bond.

Euro Notes due 2018 and Senior Notes due 2020

Principal, interest and maturity.    On May 6, 2010, the Company issued €300.0 million in aggregate principal amount of 7.75% Euro senior notes due 2018 (the “Euro Notes due 2018”) and $525.0 million in aggregate principal amount of 7.625% senior notes due 2020 (the “Senior Notes due 2020”) to qualified institutional buyers. The notes are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. The Euro Notes due 2018 mature on May 15, 2018, and the Senior Notes due 2020 mature on May 15, 2020. Interest on the notes is payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2010. The Company may redeem some or all of the Euro Notes due 2018 prior to May 15, 2014, and some or all of the Senior Notes due 2020 prior to May 15, 2015, each at a price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole” premium; after these dates, the Company may redeem all or any portion of the notes, at once or over time, at redemption prices specified in the indenture governing the notes, after giving the required notice under the indenture. In addition, at any time prior to May 15, 2013, the Company may redeem up to a maximum of 35% of the original aggregate principal amount of each series of notes with the proceeds of one or more public equity offerings at a redemption price of 107.750% and 107.625% of the principal amount of the Euro Notes due 2018 and Senior Notes due 2020, respectively, plus accrued and unpaid interest, if any, to the date of redemption. Costs representing underwriting fees and other expenses of $17.5 million are amortized over the term of the notes to interest expense.

Covenants.    The indenture governing both notes contains covenants that limit, among other things, the Company’s and certain of the Company’s subsidiaries’ ability to incur additional debt; make certain restricted payments; consummate specified asset sales; enter into transactions with affiliates; incur liens; impose restrictions on the ability of its subsidiaries to pay dividends or make payments to the Company and its restricted subsidiaries; enter into sale and leaseback transactions; merge or consolidate with another person; and dispose of all or substantially all of the Company’s assets. The indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee under the indenture or holders of at least 25% in principal amount of the then outstanding notes may declare all notes to be due and payable immediately. Upon the occurrence of a change in control (as defined in the indenture), each holder of notes may require the Company to repurchase all or a portion of the notes in cash at a price equal to 101% of the principal amount of notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of purchase.

Exchange offer.    In accordance with a registration rights agreement, the Company conducted an exchange offer to allow holders to exchange the notes for new notes in the same principal amount and with substantially identical terms, except that the new notes were registered under the Securities Act of 1933.

Use of Proceeds — Tender offer, redemption and partial repurchase.    On April 22, 2010, the Company commenced a cash tender offer for the outstanding principal amount of its Euro Notes due 2013 and its Senior Notes due 2015. The tender offer expired May 19, 2010, and the Company redeemed all remaining notes that were not tendered in the offer on May 25, 2010. The Company purchased all of the outstanding Euro Notes due 2013 and its Senior Notes due 2015 pursuant to the tender offer and subsequent redemption.

On May 21, 2010, the Company also repurchased ¥10,883,500,000 in principal amount tendered of the Yen-denominated Eurobonds due 2016 for total consideration of $100.0 million including accrued interest.

The tender offer, redemption and partial repurchase described above, as well as underwriting fees associated with the new issuance, were funded with the proceeds from the issuance of the Euro Notes due 2018 and the Senior Notes due 2020.

Short-term Borrowings

Short-term borrowings consist of term loans and revolving credit facilities at various foreign subsidiaries which the Company expects to either pay over the next twelve months or refinance at the end of their applicable terms. Certain of these borrowings are guaranteed by stand-by letters of credit allocated under the Company’s senior secured revolving credit facility.

Loss on Early Extinguishment of Debt

For the year ended November 27, 2011, the Company recorded a loss on early extinguishment of debt of $0.2 million as a result of the credit facility refinancing activities during the fourth quarter of 2011.

For the year ended November 28, 2010, the Company recorded a loss of $16.6 million on early extinguishment of debt, comprised of tender premiums of $30.2 million and the write-off of $7.6 million of unamortized debt issuance costs, net of applicable premium, offset by a gain of $21.2 million related to the partial repurchase of Yen-denominated Eurobonds at a discount to their par value.

Principal Payments on Short-term and Long-term Debt

The table below sets forth, as of November 27, 2011, the Company’s required aggregate short-term and long-term debt principal payments (inclusive of premium and discount) for the next five fiscal years and thereafter.

(Dollars in thousands)
2012	$154,747
2013	—
2014	324,032
2015	—
2016	568,243
Thereafter	925,350

Total future debt principal payments	$1,972,372

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during 2011, 2010 and 2009 was 6.90%, 7.05% and 7.44%, respectively. The weighted-average interest rate on average borrowings outstanding includes the amortization of capitalized bank fees and underwriting fees, and excludes interest on obligations to participants under deferred compensation plans.

Dividends and Restrictions

The terms of certain of the indentures relating to the Company’s unsecured notes and its senior secured revolving credit facility agreement contain covenants that restrict the Company’s ability to pay dividends to its stockholders. The Company paid cash dividends of $20 million in each of 2011, 2010 and 2009. For further information, see Note 14. As of November 27, 2011, and at the time the dividends were paid, the Company met the requirements of its debt instruments. Subsidiaries of the Company that are not wholly-owned subsidiaries are permitted under the indentures to pay dividends to all stockholders either on a pro rata basis or on a basis that results in the receipt by the Company of dividends or distributions of greater value than it would receive on a pro rata basis. There are no restrictions under the Company’s senior secured revolving credit facility or its indentures on the transfer of the assets of the Company’s subsidiaries to the Company in the form of loans, advances or cash dividends without the consent of a third party.